                                                                   EXHIBIT 99.4



                     [FORM OF NOTICE OF GUARANTEED DELIVERY]


                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER
               OUTSTANDING 9[ ]% SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                      INTEGRATED ELECTRICAL SERVICES, INC.
      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED __________, 2001

         As set forth in the Prospectus, dated __________, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus") of Integrated Electrical Services, Inc. (the "Company") under the caption "Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to Tender 9[ ]% Senior Subordinated Notes due 2009 of Integrated Electrical Services, Inc., this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 9[ ]% Senior Subordinated Notes due 2009 (the "Old Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2001 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

         The Exchange Agent for the Exchange Offer is:

                       State Street Bank and Trust Company

                        By Registered or Certified Mail,
                        by Overnight Courier or by Hand:

                       State Street Bank and Trust Company
                        Corporate Trust-Securities Window
                                 Goodwin Square
                          225 Asylum Street, 23rd Floor
                              Hartford, Connecticut

                                  By Facsimile:


                              Confirm by Telephone:


    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION
      OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT
                          CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 P.M., New York City time, on ____________, 2001, unless extended by the Company.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                        DESCRIPTION OF OLD NOTES TENDERED

    Certificate Number(s) (if known) of Old
        Notes or Account Number at the              Aggregate Principal Amount              Principal Amount
              Book-Entry Facility                    Represented by Old Notes                   Tendered

---------------------------------------------      -----------------------------    ----------------------------------

---------------------------------------------      -----------------------------    ----------------------------------

---------------------------------------------      -----------------------------    ----------------------------------

---------------------------------------------      -----------------------------    ----------------------------------

---------------------------------------------      -----------------------------    ----------------------------------
                                                   Total:                           Total:
---------------------------------------------      -----------------------------    ----------------------------------

                                               PLEASE SIGN AND COMPLETE


Signatures(s):                                                Name(s):
              -------------------------------------                   ------------------------------------------------


Address:                                                      Capacity (full title), if signing
          -----------------------------------------           in a representative capacity:
                     (Zip Code)                                                            ---------------------------


Area Code and Telephone Number:
                               ---------------------------------------------------------------------------------------

Dated:                                                        Taxpayer Identification or Social
        ---------------------------------------------         Security Number:


              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED



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



                                    GUARANTEE
                    (Not to be used for signature guarantees)

         The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a)that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b)that such tender of such Old Notes complies with Rule 14e-4, and (c)to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.


Name of Firm:
             -----------------------------------------------------------------


Address:
        ----------------------------------------------------------------------


Area Code and Telephone No.:
                            --------------------------------------------------


Authorized Signature:
                     ---------------------------------------------------------


Name:
     -------------------------------------------------------------------------

Title:
      ------------------------------------------------------------------------


Dated:
      ------------------------------------------------------------------------


   NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF
          OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.




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